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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                September 9, 2005

                            ________________________

                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                 000-50789               33-0145723
           --------                 ---------               ----------
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

                                13950 Stowe Drive
                             Poway, California 92064
          (Address of principal executive offices, including zip code)

                                 (858) 726-1600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Our board of directors approved our 2005 Inducement Stock Incentive Plan (the "Plan") on September 9, 2005. The Plan was adopted by the board without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) and is only available to grant awards to help induce individuals to enter into new employment arrangements with us. We have reserved 500,000 shares of our common stock for issuance under the Plan, subject to adjustment for a stock split, or any future stock dividend or other similar change in our common stock or our capital structure. Awards may only be granted to our employees so long as the following requirements are met: (a) the employee was not previously an employee or director, or the employee is returning to our employment following a bona-fide period of non-employment; and (b) the grant of an award under the Plan is a material inducement to the employee's decision to enter into our employment.

The Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as "awards." Stock options granted under the Plan may only be non-qualified stock options.

Our board of directors or a committee designated by our board of directors, referred to as the "plan administrator," will administer the Plan, including selecting the potential new employees to receive awards, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award and determining the vesting and exercise periods of each award.

The exercise price of all stock options granted under the Plan must be at least equal to 100% of the fair market value of the common stock on the date of grant. The maximum term of a stock option granted to any participant must not exceed 10 years from the date of grant. The plan administrator will determine the term and exercise or purchase price of all other awards granted under the Plan.

Under the Plan, stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards will be transferable by will or by the laws of descent or distribution and to the extent provided in the award agreement. The Plan permits the designation of beneficiaries by holders of awards.

In the event a participant in the Plan terminates service or is terminated by us without cause, any options which have become exercisable prior to the time of termination will remain exercisable for three months from the date of termination, unless a shorter or longer period of time is determined by the plan administrator. In the event a participant in the Plan is terminated by us for cause, the plan administrator has the discretion to determine whether any options which have become exercisable prior to the time of termination will immediately terminate. If termination was caused by death or disability, any options which have become exercisable prior to the time of termination will remain exercisable for 12 months from the date of termination, unless a shorter or longer period of time is determined by the plan administrator. In no event may a participant exercise the option after the expiration date of the option.

In the event of a corporate transaction where the acquiror assumes or replaces awards granted under the Plan, none of these awards will be subject to accelerated vesting. However, assumed or replaced awards will automatically become fully vested if the grantee is terminated by the acquiror without cause within 12 months after the occurrence of a corporate transaction. In the event of a corporate transaction where the acquiror does not assume or replace awards granted under the Plan, all of these awards become fully vested immediately prior to the consummation of the corporate transaction. Under the Plan, a corporate transaction is generally defined as: (a) an acquisition of 40% or more of our stock by any individual or entity including by tender offer or a reverse merger; (b) a sale, transfer or other disposition of all or substantially all of the assets of our company; (c) a merger or consolidation in which our company is not the surviving entity; or (d) a complete liquidation or dissolution.

Unless terminated sooner, the Plan will automatically terminate when no shares remain available for grant. Our board of directors has the authority to amend or terminate the Plan. No amendment or termination of the Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as required.


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A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form
8-K and is hereby incorporated by reference. A copy of the stock option agreement for awards of stock options under the Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference.


Item 8.01. Other Events.

On September 15, 2005, we issued a press release announcing the appointment of Mark Casner as the new President of our wholly-owned subsidiary, Digirad Imaging Solutions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.                              Description
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10.1           Form of 2005 Inducement Stock Incentive Plan.

10.2           Form of 2005 Inducement Stock Incentive Plan Award Agreement.

99.1           Press Release dated September 15, 2005.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGIRAD CORPORATION

                                           By: /s/ Todd P. Clyde
                                               ---------------------------------
                                               Todd P. Clyde
                                               Chief Financial Officer

Date: September 15, 2005




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